                                                                   Exhibit 10.18

Recording Requested By
          And
When Recorded Return To:

Landels, Ripley & Diamond
350 Steuart Street
San Francisco, CA  94105-1250
Attention:  Bruce W. Hyman, Esq.

===============================================================================
===============================================================================

                        OCTEL COMMUNICATIONS CORPORATION,
                             a Delaware corporation
                                   as Trustor,

                                       to

                        CHICAGO TITLE INSURANCE COMPANY,
                            a California corporation,
                                   as Trustee,

                               for the benefit of

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                             a Delaware corporation,
                                 as Beneficiary

===============================================================================
===============================================================================

                       DEED OF TRUST, FINANCING STATEMENT,
                      SECURITY AGREEMENT AND FIXTURE FILING
                      (WITH ASSIGNMENT OF RENTS AND LEASES)

===============================================================================
                               Dated: July 6, 1995
===============================================================================
===============================================================================

This instrument is a Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (with Assignment of Rents and Leases) of both real and personal property, including fixtures. This instrument contains provisions accelerating the obligations hereby secured upon certain sales or further encumbrances of the property hereby covered.

                                                                   Exhibit 10.18

                          T A B L E  O F  C O N T E N T S

Section                                                                      Page
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
GRANTING CLAUSES

GRANTING CLAUSE FIRST
Land .....................................................................     2
GRANTING CLAUSE SECOND
Improvements .............................................................     3
GRANTING CLAUSE THIRD
Equipment ................................................................     4
GRANTING CLAUSE FOURTH
Other and After Acquired Property ........................................     5
GRANTING CLAUSE FIFTH
Proceeds and Awards ......................................................     6

                                   ARTICLE I.

                              COVENANTS OF TRUSTOR

SECTION 1.01.    Insurance ...............................................     6
     (a)         Casualty Insurance ......................................     6
SECTION 1.02.    Damage and Destruction ..................................     7
     (a)         Trustor's Obligations ...................................     7
     (b)         Beneficiary's Rights; Application of Proceeds ...........     7
     (c)         Effect on the Indebtedness ..............................     8
SECTION 1.03.    Condemnation ............................................     8
     (a)         Trustor's Obligations; Proceedings ......................     8
     (b)         Beneficiary's Rights to Proceeds ........................     9
     (c)         Application of Proceeds - Total Taking ..................     9
     (d)         Application of Proceeds - Partial Taking ................    10
     (e)         Right to Participate ....................................    10
     (f)         Effect on the Obligations ...............................    11

                                  ARTICLE II.

                    ADDITIONAL ADVANCES; EXPENSES; INDEMNITY

SECTION 2.01.    Additional Advances and Disbursements ...................    11
SECTION 2.02.    Other Expenses ..........................................    12
SECTION 2.03.    Indemnity ...............................................    13

Section                                                                      Page
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
                                  ARTICLE III.

                              DEFAULTS AND REMEDIES

SECTION 3.01.    Events of Default .......................................    14
SECTION 3.02.    Remedies ................................................    14
SECTION 3.03.    Trustor's Personal Property and Trade Fixtures ..........    18
SECTION 3.04.    Expenses ................................................    18
SECTION 3.05.    Rights Pertaining to Sales ..............................    18
SECTION 3.06.    Application of Proceeds .................................    21
SECTION 3.07.    Additional Provisions as to Remedies ....................    22
SECTION 3.08.    Waiver of Rights and Defenses ...........................    24
SECTION 3.09.    Exercise by Trustee .....................................    27

                                   ARTICLE IV.

                                   DEFEASANCE

SECTION 4.01.    Defeasance ..............................................    28

                                   ARTICLE V.

                              ADDITIONAL PROVISIONS

SECTION 5.01.    Provisions as to Payments, Advances .....................    28
SECTION 5.02.    Usury Savings Clause ....................................    29
SECTION 5.03.    Separability ............................................    29
SECTION 5.04.    Notices .................................................    29
SECTION 5.05.    No Merger ...............................................    31
SECTION 5.06.    Applicable Law ..........................................    31
SECTION 5.07.    Provisions as to Covenants and Agreements ...............    31
SECTION 5.08.    Matters to be in Writing ................................    31
SECTION 5.09.    Construction of Provisions ..............................    31
SECTION 5.10.    Successors and Assigns ..................................    33
SECTION 5.11.    Request for Notice ......................................    33
SECTION 5.12.    Fixture Filing ..........................................    33
SECTION 5.13.    Entire Agreement ........................................    33

                                   ARTICLE VI.

Section                                                                      Page
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
                            PROVISIONS AS TO TRUSTEE

SECTION 6.01.    Trustee's Appointment ...................................    34

                                  ARTICLE VII.

                               SPECIAL PROVISIONS

SECTION 7.01.    Defeasance and Release ..................................    35
SECTION 7.02.    Subordination ...........................................    35
SECTION 7.03.    Counterparts ............................................    35

EXHIBIT A - Property Description

                                                                   Exhibit 10.18

         THIS DEED OF TRUST, FINANCING STATEMENT, SECURITY AGREEMENT and FIXTURE FILING (WITH ASSIGNMENT OF RENTS AND LEASES) ("Deed of Trust") is made this 6th day of July, 1995, by OCTEL COMMUNICATIONS CORPORATION, a Delaware corporation ("Trustor"), whose address is 1001 Murphy Ranch Road, Milpitas, California, 95035 to CHICAGO TITLE INSURANCE COMPANY, a corporation organized and existing under the laws of the State of California ("Trustee") for the benefit of SUMITOMO BANK LEASING AND FINANCE, INC., a corporation having its mailing address at 277 Park Avenue, New York, New York 10172 ("Beneficiary").

                              W I T N E S S E T H :

         WHEREAS, Concurrently herewith Beneficiary is entering into a master lease of even date of the property more particularly described in Exhibit A attached hereto, with Trustor for the purpose of financing the acquisition of certain land that is part of the Mortgaged Property (as defined below) and leasing such land to Trustor (the "Lease"). Pursuant to the terms of the Lease, Beneficiary is obligated to finance the acquisition of the Land in an amount up to, but not to exceed, $10,196,988.49, including capitalized expenses, interest and fees which is to be repaid to Beneficiary pursuant to the terms of the Lease.

         WHEREAS, the total indebtedness and liabilities that are to be secured by this Deed of Trust shall be as follows:

                 i) all amounts payable by Trustor under and in connection with the Lease and under any other document or instrument executed by Trustor, securing, evidencing or relating to the Lease or any of the security therefor, (the Lease and such other documents and instruments being hereinafter collectively referred to as the "Transaction Documents"), in each case as the same may be modified, amended, or supplemented from time to time including but not limited to Base Rent and Additional Rent, as defined in the Lease, all sums Beneficiary may advance, pay or incur under or in connection with the Lease or any other sums advanced by Trustee or Beneficiary for the benefit of Trustor under the Lease;

                 ii) all amounts payable by Trustor, under or in connection with this Deed of Trust, as the same may be amended, modified or supplemented from time to time, including all sums, amounts and expenses which Trustee or Beneficiary may advance, pay or incur in connection with or any other sums advanced by Trustee or Beneficiary for the protection of its security interests under the Transaction Documents; and

                 iii) any other indebtedness, obligation or agreement of Trustor when evidenced or set forth in a document or instrument executed by Trustor reciting that it is secured by this Deed of Trust;

(all such amounts, obligations and liabilities described in (i) through (iii) being hereinafter collectively referred to as the "Obligations"); and

         WHEREAS, it has been agreed that the payment and performance of the Obligations shall be secured by a conveyance of certain property as hereinafter described; and

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the due and punctual payment in full by Trustor, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, Trustor does hereby, give, grant, bargain, sell, warrant, mortgage, transfer, grant a security interest in, set over, deliver, confirm and convey unto Trustee, in trust, with power of sale and right of entry as hereinbelow provided, upon the terms and conditions of this Deed of Trust, the following property described in Granting Clauses FIRST through SIXTH below:

                                GRANTING CLAUSES

         All the estate, right, title and interest of Trustor, whether now owned or hereafter acquired, in, to and under, or derived from:

                              GRANTING CLAUSE FIRST
                                      Land

         All those certain lots, pieces or parcels of land located in the City of Milpitas, the County of Santa Clara and the State of California, as more particularly described in Exhibit A attached hereto, as the description of the same may be amended, modified or supplemented from time to time, all rights, title and interest of Trustor therein, including Trustor's right, title and interest in said real property, including such interests under the Lease, and including Trustor's options to purchase said real property under Article 17.1 of the Lease and all and singular reversions or remainders in and to said land and the tenements, hereditaments, transferable entitlements and development rights, easements (in gross and/or appurtenant) existing as of the date hereof or arising thereafter, agreements, rights-of-way or use rights (including alley, drainage, horticultural, mineral, mining, water, oil and gas rights and any other rights to produce or share in the production of anything therefrom or attributable thereto), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anyway appertaining thereto, including any such right, title, interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting said land and/or other land and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, all rights of ingress and egress with respect to said land, and all claims or demands of Trustor, either at law or in equity, in possession or expectancy, of, in or to the same (all of the foregoing hereinafter collectively referred to as the "Land").

                             GRANTING CLAUSE SECOND
                                  Improvements

         All buildings, structures, facilities, landscaping and other improvements now or hereafter located on the Land, and all building material, building equipment, supplies and fixtures of every kind and nature now or hereafter located on the Land or attached to, contained in or used in connection with any such buildings, structures, facilities, landscaping or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof,

(all of the foregoing hereinafter collectively referred to as the "Improvements").

                              GRANTING CLAUSE THIRD
                                    Equipment

         To the extent that the same are not Improvements, all machinery, apparatus, goods, equipment, materials, building materials, fittings, chattels and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, wherever situated, and now or hereafter located on, attached to, contained in or used or usable in connection with the properties referred to in Granting Clause FIRST, SECOND or FIFTH, or placed on any part thereof, though not attached thereto, but excluding any and all trade fixtures and other items of personal property now or hereafter installed or used by Trustor in connection with the operation of its business in the Improvements (all of the foregoing hereinafter collectively referred to as the "Equipment"), including without limitation all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, air conditioning, refrigerating, incinerating and/or compacting plants, systems and equipment, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment and fittings (the Land, the Improvements and the Equipment hereinafter collectively referred to as the "Premises"); all contract rights of Trustor in construction contracts, plans and specifications, and architects' agreements arising out of the improvements of the Premises, all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Premises; all names under which the Land and Improvements may at any time be operated or known (provided that nothing herein shall give Beneficiary the right to use the name or any derivative of the name of Trustor without the consent of Trustor), and all proceeds, substitutions and replacements of all of the foregoing. Trustor hereby grants to Trustee and Beneficiary, a security interest in and to all of Trustor's present and future "equipment" (as defined in the Uniform Commercial Code of the State of California), to the extent that such equipment is located on or used in connection with the Premises, that may be hereafter acquired by Trustor, and Trustee and Beneficiary shall have, in addition to all rights and remedies provided herein and in the Transaction Documents, all of the rights and remedies of a "secured party" under said Uniform Commercial Code. This Deed of Trust constitutes and shall be deemed to be a "security agreement" for all purposes of said Uniform Commercial Code. It is agreed that all Equipment is part and parcel of the Land and the Improvements and appropriated to the use thereof and, whether affixed to the Land and/or the Improvements or not, shall, for purposes of this Deed of Trust be deemed conclusively to be real estate and mortgaged or otherwise conveyed or encumbered hereby.

                             GRANTING CLAUSE FOURTH
                        Other and After Acquired Property

         Any and all moneys, goods, accounts, chattel paper, general intangibles, documents, instruments, contract rights and other real and personal property (including property exchanged therefor), of every kind and nature, which may from time to time be subjected to the lien hereof by Trustor through a supplement or amendment to this Deed of Trust, or which may come into the possession of or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust, it being the intention and agreement of Trustor that all such property shall thereupon be subject to the lien and security interest of this Deed of Trust as if such property were specifically described in this Deed of Trust and conveyed or encumbered hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized to receive any and all such property as security hereunder, subject to the provisions of this Deed of Trust.

                              GRANTING CLAUSE FIFTH
                               Proceeds and Awards

         All unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Trustor, all proceeds (including funds, accounts, deposits, instruments, general intangibles, notes or chattel paper) of the conversion, voluntary or involuntary, of any of the property described in these Granting Clauses into cash or other liquidated claims, including proceeds of hazard, title and other insurance and proceeds received pursuant to any sales or rental agreements of Trustor in respect of the property described in these Granting Clauses, and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Premises and/or any other property or rights conveyed or encumbered hereby for any injury to or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets (the Premises and all other property and rights described in Granting Clauses THIRD, FOURTH and FIFTH, hereinafter sometimes collectively referred to as the "Mortgaged Property").

         TO HAVE AND TO HOLD, all and singular the Mortgaged Property, whether now owned or leased or hereafter acquired and whether now or hereafter existing, together with all rights, privileges and appurtenances thereunto belonging, unto Trustee and Beneficiary, forever, for the uses and purposes herein set forth, subject however to the provisions of Article VI hereof.

         AND Trustor covenants with and represents, warrants to and agrees with Trustee and Beneficiary as follows:

                                              COVENANTS OF TRUSTOR

                 Insurance.

                 (a) Casualty Insurance. Trustor will keep the Premises insured at all times at no cost to Beneficiary for the benefit of Trustee and Beneficiary to the extent and in the manner described in the Lease and for the coverages described in the Lease, naming Trustee and Beneficiary as loss payees or additional insureds, as appropriate.

                 Damage and Destruction.

                 (a) Trustor's Obligations. In the event of any material damage to or loss or material destruction of the Land or Improvements, Trustor shall promptly notify Beneficiary of such event.

                 (b) Beneficiary's Rights; Application of Proceeds. In the event that any portion of the Land or Improvements is so damaged, destroyed or lost, and any such damage, destruction or loss is covered, in whole or in part, by insurance described in Section 1.01, then the following provisions shall apply:

                          (1) If an Event of Default has occurred hereunder and
is continuing, (i) Beneficiary may, but shall not be obligated to, make proof of loss if not made promptly by Trustor, and Beneficiary is hereby authorized and empowered by Trustor to settle, adjust or compromise any claims for damage, destruction or loss thereunder unless the proposed amount of proceeds from such claims exceeds the then outstanding amount of the Obligations, and (ii) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Beneficiary, to be applied, at Beneficiary's option, to the Obligations then secured hereby, in such order as Beneficiary may determine in its sole discretion. Unless otherwise required by law, such application to the Obligations by Beneficiary of such payments shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Deed of Trust or any other Transaction Document or invalidate any act done pursuant to such notice.

                          (2) If no Event of Default hereunder has occurred and
is continuing, and if such proceeds are reasonably expected to be $100,000 or less, Trustor shall be entitled to receive all such proceeds provided that Trustor applies such proceeds to the restoration, replacement, and rebuilding of that portion of the

Land or Improvements so damaged, destroyed or lost in accordance with the provisions of the Lease.

                 (3) If such proceeds are reasonably expected to exceed $100,000 and if an Event of Default has not occurred hereunder or has occurred but is not continuing, then if Trustor elects not to restore the damage, the insurance proceeds shall be paid to the Beneficiary and applied to the reduction of the Obligations.

         (c) Effect on the Indebtedness. Any reduction in the Obligations resulting from the application to the Obligations of insurance proceeds shall be deemed to take effect only on the date of receipt by Beneficiary of such proceeds and the application of such proceeds to the Obligations; provided that if prior to the receipt by Beneficiary of such proceeds, the Mortgaged Property shall have been sold on foreclosure of this Deed of Trust, or shall have been transferred by deed in lieu of foreclosure of this Deed of Trust, notwithstanding any limitation on Trustor's liability contained herein or the other Transaction Documents, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale or conveyance, together with attorneys' fees and disbursements incurred by Trustee and Beneficiary in connection with the collection thereof. After payment in full of all Obligations, any excess insurance proceeds shall be delivered to Trustor for disposition in the manner set forth in the Lease.

         Condemnation.

         (a) Trustor's Obligations; Proceedings. Trustor, promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Land or Improvements, or any part thereof or interest therein, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Land or Improvements (including a change in grade of any street), or any part thereof or interest therein (collectively referred to herein as "Condemnation"), will notify Beneficiary of the threat or pendency thereof and the following provisions shall apply:

         (b) Beneficiary's Rights to Proceeds. If the amount of all compensation, awards, proceeds and other payments or relief in connection with such condemnation, including without limitation proceeds of sale in lieu of Condemnation, made or granted to Trustor (collectively the "Proceeds") is reasonably expected to be in excess of $100,000, all Proceeds and all judgments, decrees and awards for injury or damage to the Land and Improvements are hereby assigned to Beneficiary and shall be paid to Beneficiary to be held and disbursed as hereinafter set forth. Trustor agrees to execute and deliver such further assignments thereof as Beneficiary may request to effectuate the foregoing and authorizes Beneficiary to collect and receive the same for disbursement as hereinafter set forth.

         (c) Application of Proceeds - Total Taking. In the event of a Condemnation of all or substantially all of the Land and Improvements or, without regard to the portion of the Land and Improvements subject to Condemnation, if an Event of Default shall have occurred hereunder and be continuing:

                 (1) Beneficiary shall be entitled to all Proceeds of such Condemnation made or granted to Trustor (but not to any compensation, award or other payment or relief made or granted for the benefit of tenants of the Improvements) and, if an Event of Default shall have occurred and be continuing shall be entitled, at Beneficiary's option, to commence, appear in and prosecute in its own name any action or proceedings. All such Proceeds shall be deemed assigned to Beneficiary to the extent of any sums then secured by this Deed of Trust, and Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require.

                 (2) Beneficiary shall apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys' fees, incurred by it in connection with the collection of such Proceeds, to the Obligations secured by this Deed of Trust, in such order as Beneficiary may determine in its sole discretion. Unless otherwise required by applicable law, such application or release shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Deed of Trust or any other Transaction Document or invalidate any act done pursuant to such notice. After payment in full of all Obligations, any excess Proceeds shall be delivered to Trustor for disposition in the manner set forth in the Lease.

         (d) Application of Proceeds - Partial Taking. If an Event of Default shall not have occurred hereunder and be continuing and in the event of a Condemnation of less than all or substantially all of the Land and/or Improvements, the following provisions shall apply:

                 (1) In the event that such Proceeds are in an amount less than $100,000, Trustor shall be entitled to receive all such Proceeds provided that Trustor applies such Proceeds to the payment of the costs and expenses of repairing and restoring the Land and Improvements.

                 (2) In the event that such Proceeds are in the amount of $100,000 or more, the Proceeds shall be paid to and shall be disbursed by Beneficiary in the same manner, for the same purposes and subject to the same requirements as are applicable to insurance proceeds pursuant to the provisions hereof.

         (e) Right to Participate. If an Event of Default shall have occurred and be continuing hereunder Beneficiary shall have the right to settle, adjust or compromise any claim in connection with a Condemnation of the Land and/or Improvements in its sole discretion. If an Event of Default shall not have occurred hereunder or has occurred but is not continuing then: (A) Trustor may settle, adjust or compromise any claim which is reasonably expected to be in an amount less than $100,000; and (B) with respect to any claim which is reasonably expected to be in the amount of $100,000 or more, Beneficiary and Trustor shall each consult and cooperate with the other and each shall be entitled to participate in all meetings and negotiations with respect to the settlement of such claim. Trustor at its expense shall deliver to Beneficiary copies of all papers served in connection with such Condemnation. Any adjustment or settlement by Trustor of any claim which is in an amount in excess of $100,000 shall be subject to the reasonable approval of Beneficiary.

         (f) Effect on the Obligations. Notwithstanding any condemnation, taking or other proceeding referred to in this Section causing injury to or decrease in value of the Premises (including a change in grade of any street), or any interest therein, Trustor shall continue to pay and perform the Obligations as provided herein. Any reduction in the Obligations resulting from the application to the Obligations of any proceeds, judgments, decrees or awards pursuant to
Section 1.03(b), (c) or (d) shall be deemed to take effect only on the date of receipt by Beneficiary of such proceeds, judgments, decrees or awards and their application against the Obligations; provided that if prior to the receipt by Beneficiary of such proceeds, judgments, decrees or awards the Mortgaged Property shall have been sold on foreclosure of this Deed of Trust, or shall have been transferred by deed in lieu of foreclosure of this Deed of Trust, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale, with legal interest thereon together with attorneys' fees and disbursements incurred by Trustee and Beneficiary in connection with the collection thereof.

                                       I.

                    ADDITIONAL ADVANCES; EXPENSES; INDEMNITY

         Additional Advances and Disbursements. Trustor agrees that if an Event of Default occurs hereunder and is continuing then Trustee and/or Beneficiary shall have the right, but not the obligation, in Trustor's name or in its or their own name, and without notice to Trustor to exercise any and all rights and remedies of the landlord under the Lease, and, for such purpose, Trustor expressly grants to Trustee and Beneficiary, in addition and without prejudice to any other rights and remedies hereunder, the right to enter upon and take possession of the Premises in accordance with applicable law to such extent and as often as either of them may deem necessary or desirable. Except as otherwise provided by law, no such exercise shall be deemed to have cured such Event of Default with respect thereto. All reasonable sums advanced and all reasonable expenses incurred by

Trustee and/or Beneficiary in connection with such exercise, and all other reasonable sums advanced or expenses incurred by Beneficiary hereunder or under applicable law (whether required or optional and whether indemnified hereunder or not) shall be part of the Obligations, shall bear interest at the Default Rate (as defined in Section 2.6 of the Lease) from the date of disbursement until paid and shall be secured by this Deed of Trust. Trustee and/or Beneficiary, upon making any such advance, shall be subrogated to all of the rights of the person receiving such advance.

         Other Expenses.

         (a) Trustor will pay or, on demand, reimburse Trustee and Beneficiary for the payment of, all recording and filing fees, abstract fees, title insurance premiums and fees, Uniform Commercial Code search fees, escrow fees, reasonable attorneys' fees and disbursements and all other reasonable costs and expenses incurred by Trustor, Trustee and/or Beneficiary in connection with the granting, closing and enforcement (including the preparation of the Transaction Documents) of the transactions contemplated hereunder or under the other Transaction Documents, or otherwise attributable or chargeable to Trustor as owner of the Mortgaged Property. Notwithstanding anything to the contrary contained herein in this Section 2.02(a), the provisions of this Section 2.02(a) shall not be deemed or construed to authorize Beneficiary to undertake, exercise or perform any action in the administration of the transactions contemplated hereunder not otherwise (i) authorized by the terms of this Deed of Trust or the Transaction Documents or (ii) permitted under applicable law to be undertaken, exercised or performed by a trust deed beneficiary to protect the security afforded by a deed of trust upon real property.

         (b) Trustor will pay or, on demand, reimburse Trustee and Beneficiary for the payment of any reasonable costs or expenses (including attorneys' fees and disbursements) incurred or expended in connection with or incidental to (i) any Event of Default by Trustor or (ii) the exercise or enforcement by or on behalf of Trustee and/or Beneficiary of any of their rights or remedies or Trustor's obligations under this Deed of Trust or under the other Transaction Documents, including the enforcement, compromise or settlement of this Deed of Trust or the Obligations or the defense or assertion of the rights and claims of Trustee and Beneficiary hereunder in respect thereof, by litigation or otherwise.

         Indemnity.

         (a) Trustor agrees to indemnify and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with, (i) any willful misconduct of Trustor or any Event of Default by Trustor hereunder, (ii) Trustee's and/or Beneficiary's good faith and commercially reasonable exercise of any of their rights and remedies, or the performance of any of their duties, hereunder or under the other Transaction Documents to which Trustor is a party, (iii) the construction, reconstruction or alteration of the Premises by Trustor, (iv) any negligence of Trustor, or any negligence or willful misconduct of any lessee of the Premises, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or (v) any accident, injury, death or damage to any person or property occurring in, on or about the Premises or any street, drive, sidewalk, curb or passageway adjacent thereto, in each case of (i) through (v) above, except for the willful misconduct or gross negligence of the indemnified person, or any of its agents, contractors, subcontractors, servants, employees, licensees or invitees. Any amount payable to Trustee, Beneficiary or counsel for Beneficiary under this Section 2.03 shall be due and payable within five (5) days after demand therefor and receipt by Trustor of a statement from Trustee, Beneficiary and/or counsel for Beneficiary setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the Default Rate (as defined in Section 2.6 of the Lease) from and after the date such amounts are paid by counsel for Beneficiary, Beneficiary or Trustee until paid in full by Trustor.

         (b) Trustor's obligations under this Section shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of covering insurance. If any claim, action or proceeding is made or brought against Trustee and/or Beneficiary which is subject to the indemnity set forth in this Section, Trustor shall resist or defend against the same, if necessary in the name of Trustee and/or Beneficiary, by attorneys for Trustor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by Beneficiary. Notwithstanding the foregoing, Trustee and Beneficiary, in their discretion, may engage their own attorneys to resist or defend, or assist therein, and Trustor shall pay, or, on demand, shall reimburse Trustee and Beneficiary for the payment of, the reasonable fees and disbursements of said attorneys.

                                                  DEFAULTS AND REMEDIES

         Events of Default. The term "Event of Default", as used in this Deed of Trust, shall mean the occurrence of an "Event of Default" under the Lease.

         Remedies. Upon the occurrence of any one or more Events of Default subject to Article VII and Section 3.03 below, Trustee and/or Beneficiary may (but shall not be obligated), in addition to any rights or remedies available to them hereunder or under the other Transaction Documents, take such action personally or by their agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived to the extent permitted by law) as they deem necessary or advisable to protect and enforce Beneficiary's rights and remedies against Trustor and in and to the Mortgaged Property, including the following actions, each of which may, subject to Section 3.03 hereof, be pursued concurrently or otherwise, at such time and in such order as Trustee and/or Beneficiary may determine, in their sole discretion, without impairing or otherwise affecting its or their other rights or remedies:

         (a) declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest and any premium thereon and all other such sums secured hereby) to be immediately due and payable and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Trustor anything in the Transaction Documents to the contrary notwithstanding; or

         (b) institute a proceeding or proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law; or

         (c) institute a proceeding or proceedings for the partial foreclosure of this Deed of Trust under any applicable provision of law for the portion of the Obligations then due and payable, subject to the lien of this Deed of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable; or

         (d) cause any or all of the Mortgaged Property to be sold under the power of sale granted by this Deed of Trust or any of the other Transaction Documents in any manner permitted by applicable law. For any sale under the power of sale granted by this Deed of Trust, Trustee or Beneficiary must record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Trustor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Mortgaged Property to be real property for purposes thereof), and at such time or place and upon such terms as Trustee and Beneficiary may determine and shall execute and deliver to the purchaser or purchasers thereof a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of the sale will be conclusive against all persons. In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property; or

         (e) institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in the Transaction Documents; or

         (f) apply for the appointment of a receiver, custodian, trustee, liquidator or conservator of the Mortgaged Property, to be vested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of Trustor or any other person liable for the payment of the Obligations, and Trustor and each other person so liable waives or shall be deemed to have waived such necessity and consents or shall be deemed to have consented to such appointment; or

         (g) subject to the provisions and restrictions of any applicable law, enter upon the Premises, and exclude Trustor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto and all other Mortgaged Property but not as to Trustor's business conducted thereon and Trustor agrees to surrender possession of the Mortgaged Property and of such books, records and accounts to Trustee or Beneficiary on demand after the happening of any Event of Default; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Trustor; and upon each such entry and from time to time thereafter may, at the expense of Trustor and the Mortgaged Property, without interference by Trustor and as Beneficiary may reasonably deem advisable to protect the value thereof, (i) either by purchase, repair or construction, maintain and restore the Premises, (ii) insure or reinsure the same, (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon, and
(iv) in every such case in connection with the foregoing have the right to exercise all rights and powers of Trustor with respect to the Mortgaged Property, either in Trustor's name or otherwise, including the right to make, terminate, cancel, enforce or modify leases, obtain and evict tenants and subtenants on such terms as

Beneficiary shall deem advisable and to take any actions described in subsection
(i) of this Section; or

         (h) subject to the provisions and restrictions of any applicable law, may, with or without the entrance upon the Premises, collect, receive, sue for and recover in its own name all Rents and cash collateral derived from the Premises, and after deducting therefrom all reasonable costs, expenses and liabilities of every character incurred by Trustee and/or Beneficiary in collecting the same and in using, operating, managing, preserving and controlling the Premises, and otherwise in exercising Trustee's and/or Beneficiary's rights under subsection (g) of this Section, including all amounts necessary to pay taxes, assessments, insurance premiums and other reasonable charges in connection with the Premises, as well as reasonable compensation for the services of Trustee and Beneficiary and their respective attorneys, agents and employees, to apply the remainder as provided in Section 3.06; or

         (i) release any portion of the Mortgaged Property for such consideration as Beneficiary may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Trustee and/or Beneficiary for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Trustee and/or Beneficiary may require without being accountable for so doing to any other lienholder; or

         (j) may take all actions permitted under the Uniform Commercial Code of the State of California; or

         (k) may take any other action, or pursue any other right or remedy, as Trustee and/or Beneficiary may have under applicable law, and Trustor does hereby grant the same to Trustee and Beneficiary.

         In the event that Trustee and/or Beneficiary shall exercise any of the rights or remedies set forth in subsections (g) and (h) of this Section, neither Trustee nor Beneficiary shall be deemed to have entered upon or taken possession of the Mortgaged Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall it be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession, unless applicable law requires that it be deemed to be a beneficiary or mortgagee in possession. Neither Trustee nor Beneficiary shall be liable to account for any action taken pursuant to any such exercise other than for rents actually received by such party, nor liable for any loss sustained by Trustor resulting from any failure to let the Premises, or from any other act or omission of Trustee and/or Beneficiary, except to the extent such loss is caused by the willful misconduct or bad faith of such party or such liability may not be waived under applicable law. Trustor hereby consents to, ratifies and confirms the exercise by Trustee and/or Beneficiary of said rights and remedies.

         Trustor's Personal Property and Trade Fixtures. Trustor shall be entitled up to ten (10) days after the consummation of a foreclosure sale hereunder to enter the Mortgaged Property during normal business hours for the purpose of removing its personal property and trade fixtures therefrom at its expense, provided that it repairs only damage to the Mortgaged Property caused by such removal.

         Expenses. If any action is commenced to foreclose this Deed of Trust, or to enforce any other remedy of Trustee and/or Beneficiary under any of the Transaction Documents, whether such action is judicial or pursuant to the power of sale contained herein or otherwise, there shall be added to the Obligations secured by this Deed of Trust all reasonable costs and expenses, including reasonable attorney's fees, plus interest thereon at the Default Rate (as defined in Section 2.6 of the Lease) until paid, in the commencement and prosecution of such action, whether or not such action results in a foreclosure sale, foreclosure or other judicial decree or judgment.

         Rights Pertaining to Sales. Subject to the provisions or other requirements of law, the following provisions shall apply to any sale or sales of the Mortgaged Property under or by virtue of this Article III, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

         (a) Trustee, at the request of Beneficiary, may conduct any number of sales from time to time. The power of sale set forth in Section 3.02(d) hereof shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in Trustee's or Beneficiary's opinion, until the Obligations shall have been paid in full.

         (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

         (c) After each sale, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Trustor in and to the Mortgaged Property and rights sold and shall receive the proceeds of said sale or sales and apply the same as herein provided. Trustee is hereby appointed the true and lawful attorney-in-fact of Trustor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Trustor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Trustor, if requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or such purchaser or purchasers all such instruments as may be advisable, in Trustee's or Beneficiary's judgment, for the purposes as may be designated in such request.

         (d) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (c) of this Section given by Trustee and/or Beneficiary as to nonpayment of the Obligations, or as to the occurrence of any Event of

Default, or as to Beneficiary having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee, or as to the appointment of any substitute or successor Trustee, or as to any other act or thing having been duly done by Trustor, Beneficiary, or by such Trustee, shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited. Trustee and/or Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale, but in the name and behalf of Trustee or Beneficiary, as applicable.

         (e) The receipt of Trustee for the purchase money paid at any such sale, or the receipt of any other person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price of any part thereof upon or for any trust or purpose of this Deed of Trust or, in any manner whatsoever, be answerable for any loss, misapplication or non-application of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Trustor to the fullest extent permitted by applicable law.

         (g) Upon any such sale or sales, Beneficiary may bid for and acquire the Mortgaged Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Trustee or Beneficiary is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

         (h) In the event that Trustor, or any person claiming by, through or under Trustor, shall transfer or refuse or fail to surrender possession of the Mortgaged Property after any sale thereof, then Trustor, or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and detainer proceedings, or subject to any other right or remedy available hereunder or under applicable law.

         (i) Upon any such sale, it shall not be necessary for Trustee, Beneficiary or any public officer acting under execution or order of court to have present or constructively in its possession any of the Mortgaged Property.

         (j) In the event of any sale referred to in this Section, the entire Obligations, if not previously due and payable, immediately thereupon shall, notwithstanding anything to the contrary herein or in the other Transaction Documents, become due and payable.

         (k) In the event a foreclosure hereunder shall be commenced by Trustee at the request of Beneficiary, Trustee or Beneficiary may at any time before the sale of the Mortgaged Property abandon the sale, and may, subject to Article VII hereof, institute suit for the collection of the Obligations and for the foreclosure of this Deed of Trust, or in the event that Trustee or Beneficiary should institute a suit for collection of the Obligations, and for the foreclosure of this Deed of Trust, Beneficiary may at any time before the entry of final judgment in said suit dismiss the same and sell or require Trustee to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

         Application of Proceeds. The purchase money, proceeds or avails of any sale referred to in Section 3.05, together with any other sums which may be held by Trustee or Beneficiary hereunder, whether under the provisions of this
Article III or
otherwise, shall, except as herein expressly provided to the contrary, be applied as follows:

         First: To the payment of the costs and expenses of any such sale, including compensation to Trustee and/or Beneficiary, their agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee and/or Beneficiary hereunder, together with interest thereon as provided herein, and all taxes, assessments and other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

         Second: To the payment in full of the Obligations (including interest and fees) in such order as Beneficiary may elect.

         Third: To the payment of any other sums secured hereunder or required to be paid by Trustor pursuant to any provision of the Transaction Documents.

         Fourth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

         Additional Provisions as to Remedies.

         (a) No right or remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given hereunder, or under the other Transaction Documents or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary.

         (b) No delay or omission by Trustee or Beneficiary to exercise any right or remedy hereunder upon any default or Event of Default shall impair such exercise, or be construed to be a waiver of any such default or Event of Default or an acquiescence therein.

         (c) The failure, refusal or waiver by Trustee or Beneficiary of its right to assert any right or remedy hereunder upon any default or Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent default or Event of Default or other occurrence.

         (d) Neither Trustee nor Beneficiary shall have any obligation to pursue any rights or remedies they may have under any other agreement prior to pursuing their rights or remedies hereunder or under the other Transaction Documents.

         (e) No recovery of any judgment by Trustee or Beneficiary and no levy of an execution upon the Mortgaged Property or any other property of Trustor shall affect, in any manner or to any extent, the lien of this Deed of Trust upon the Mortgaged Property, or any liens, rights, powers or remedies of Trustee or Beneficiary hereunder, and such liens, rights, powers and remedies shall continue unimpaired as before.

         (f) Beneficiary may resort or cause Trustee to resort to any security given by this Deed of Trust or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Beneficiary may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights or benefits granted hereunder.

         (g) Acceptance of any payment after the occurrence of any default or Event of Default shall not be deemed a waiver or a cure of such default or Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

         (h) In the event that Trustee or Beneficiary shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then Trustor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, subject to the lien hereof.

         (i) In every instance when a receiver is appointed with respect to all or any portion of the Mortgaged Property pursuant to Section 3.02(f) above or otherwise, at Beneficiary's discretion, the receiver shall be authorized, among other such duties and powers as may be ordered or granted by the court, to take possession of the Mortgaged Property; to manage, control and protect the Mortgaged Property; to collect the rents, issues, profits, revenues, earnings and income arising therefrom, and to apply the same toward the payment of reasonable expenses, including reasonable management and operating expenses, taxes, assessments, utilities, mortgage payments and insurance premiums of or in connection with the Mortgaged Property; to maintain the Mortgaged Property in a reasonable state of repair so that there will be no excessive depreciation or devaluation thereof arising from lack of prudent management; to enter into such lease agreements or rental agreements with new tenants for the Mortgaged Property as such receiver deems reasonable and prudent; to amend, extend or renew existing leases upon such terms as such receiver deems reasonable and prudent; to, if necessary, retain a property management firm to assist in such duties upon such terms as such receiver deems reasonable and appropriate; and to take such other action as is necessary in order to provide services to the tenants under any existing or future leases or as is necessary to accomplish any of the foregoing.

         Waiver of Rights and Defenses. To the full extent Trustor may lawfully do so, Trustor agrees with Beneficiary as follows:

         (a) Trustor will not at any time, insist on, plead, claim or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium or redemption, or of any statute of limitations, and Trustor, for itself and its heirs, devises, representatives, successors and assigns, and for any and all persons ever claiming an interest in the Mortgaged Property (other than Beneficiary) hereby, to the extent permitted by applicable law, waives and releases all rights of redemption, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, and all rights to a marshalling of the assets of Trustor, including the Mortgaged Property, or to a sale in inverse order of alienation, in the event of foreclosure of the liens and security interests created hereunder.

         (b) Trustor shall not have or assert any right under any statute or rule of law pertaining to any of the matters set forth in subsection (a) of this Section, to the administration of estates of decedents or to any other matters whatsoever to defeat, reduce or affect any of the rights or remedies of Trustee and Beneficiary hereunder, including the rights of Trustee and/or Beneficiary hereunder to a sale of the Mortgaged Property for the collection of the Obligations without any prior or different resort for collection, or to the payment of the Obligations out of the proceeds of sale of the Mortgaged Property in preference to any other person.

         (c) If any statute or rule of law referred to in this Section and now in force, of which Trustor or any of its representatives, successors or assigns and such other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such statute or rule of law shall not thereafter be deemed to preclude the application of this Section.

         (d) Trustor shall not be relieved of its obligation to pay the Obligations at the time and in the manner provided herein and in the other Transaction Documents, nor shall the lien or priority of this Deed of Trust or any other Transaction Documents be impaired by any of the following actions, non-actions or indulgences by Trustee or Beneficiary:

             (i) any failure or refusal by Trustee or Beneficiary to comply with any request by Trustor (X) to consent to any action by Trustor or (Y) to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the other Transaction Documents;

             (ii) any release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Obligations, or any person liable for payment of the Obligations;

             (iii) any waiver by Beneficiary of compliance by Trustor with any provision of this Deed of Trust or the other Transaction Documents, or consent by Beneficiary to the performance by Trustor of any action which would otherwise be prohibited thereunder, or to the failure by Trustor to take any action which would otherwise be required hereunder or thereunder; and

             (iv) any agreement or stipulation between Trustee or Beneficiary and Trustor, or, with or without Trustor's consent, between Trustee or Beneficiary and any subsequent owner or owners of the Mortgaged Property or any other security for these Obligations, renewing, extending or modifying the time of payment or the terms of this Deed of Trust or any of the other Transaction Documents (including a modification of any interest rate), and in any such event Trustor shall continue to be obligated to pay the Obligations at the time and in the manner provided herein and in the other Transaction Documents, as so renewed, extended or modified, unless expressly released and discharged by Beneficiary.

         (e) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Beneficiary may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of this Deed of Trust or of any of the Transaction Documents, without in any manner impairing or affecting this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Beneficiary may resort for the payment of the Obligations to any other security held by Beneficiary (or any trustee for the benefit of Beneficiary) in such order and manner as Beneficiary in its discretion, may elect. Beneficiary may take or cause to be taken action to recover the Obligations, or any portion thereof, or to enforce any provision hereof or of the other Transaction Documents without prejudice to the right of Beneficiary thereafter to foreclose or cause to be foreclosed this Deed of Trust. Beneficiary shall not be limited exclusively to the right and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Trustee and Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee and/or Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         Exercise by Trustee. Notwithstanding anything herein to the contrary, Trustee (a) shall not exercise, or waive the exercise of, any of its rights or remedies under this Article (other than its right to reimbursement) except upon the request of Beneficiary, and (b) shall exercise, or waive the exercise of, any or all of such rights or remedies upon the request of Beneficiary and at the direction of Beneficiary as to the manner of such exercise or waiver, provided that Trustee shall have the right to decline to follow any of such request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

    SECTION 3.10. Rights of Beneficiary. Notwithstanding anything contained herein to the contrary, Beneficiary shall not be entitled to exercise its remedies under Article III hereof upon any failure by Trustor to perform any of its obligations hereunder unless and until an Event of Default has occurred under Section 3.01 hereof.

                               DEFEASANCE

         Defeasance. If all of the Obligations shall be paid as the same become due and payable, then and in that event only all rights hereunder shall terminate and the Mortgaged Property shall become wholly released and cleared of the liens, security interests, conveyances and assignments evidenced hereby, upon receipt by Beneficiary of payment of all Obligations secured hereby. In such event Trustee shall at the request of the Trustor, promptly deliver to Trustor, in recordable form, all such documents as shall be necessary to release the Mortgaged Property from the liens, security interests, conveyances and assignments created or evidenced hereby. Notwithstanding anything in the preceding sentence to the contrary, Trustee shall so release the Mortgaged Property only upon the direction of Beneficiary.

                                       I.

                              ADDITIONAL PROVISIONS

         Provisions as to Payments, Advances.

         (a) To the extent that any part of the Obligations is used to pay indebtedness secured by any outstanding lien, security interest, charge or encumbrance against the Mortgaged Property that is superior to this Deed of Trust, or to pay in whole or in part the purchase price therefor, Trustee and Beneficiary shall be subrogated to any and all rights, security interests and liens held by any owner or holder of the same, whether or not the same are released. Trustor agrees that, in consideration of such payment by Trustee or Beneficiary, effective upon such payment Trustor shall and hereby does waive and release all demands, defenses and causes of action for offsets and payments with respect to the same.

         (b) Any payment made under this Deed of Trust by any person at any time liable for the payment of the Obligations, or by any subsequent owner of the Mortgaged Property or by any person or entity that might be prejudiced in the event of a failure to make such payment, or by any partner, stockholder, officer or director thereof, shall be deemed, as between Trustee or Beneficiary and all such persons, to have been made on behalf of all such persons.

         Usury Savings Clause. All agreements in this Deed of Trust and in the other Transaction Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws, if any. If, from any circumstance whatsoever, fulfillment of any provision of the Transaction Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Beneficiary shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the Obligations to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Trustor.

         Separability. If all or any portion of any provision of this Deed of Trust or the other Transaction Documents shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

         Notices. Any notice, demand, consent, approval, direction, agreement or other communication (any "Notice") required or permitted hereunder or under the other Transaction Documents shall be in writing and shall be validly given and effectively served if mailed by United States mail, first class or certified mail, return receipt requested, postage prepaid, or by hand delivery by a recognized courier service, or by next day delivery by recognized overnight courier service, courier charges prepaid:

                 (a)      If to Trustor:

                          Octel Communications Corporation
                          1001 Murphy Ranch Road
                          Milpitas, CA  95035
                          Attn:  Doug Hus

                          With a copy to:

                          Wilson, Sonsini, Goodrich & Rosati
                          650 Page Mill Road
                          Palo Alto, CA 94304
                          Attn:  Bradford C. O'Brien, Esq.

                 (b)      If to Beneficiary:

                          Sumitomo Bank Leasing and Finance Inc.
                          277 Park Avenue
                          New York, NY 10172
                          Attn:  Chief Credit Officer

                          With a copy to:

                          Landels, Ripley & Diamond
                          350 Steuart Street
                          San Francisco, CA  94105-1250
                          Attention:  Bruce W. Hyman, Esq.

Any Notice shall be deemed to have been validly given and effectively served hereunder three (3) days after so mailed.

         Any person shall have the right to specify, from time to time, as its address or addresses for purposes of this Deed of Trust, any other address or addresses. Such Notice of change of address or addresses shall be effective only upon actual receipt.

         No Merger. If both the lessor's and the lessee's interest under the Lease or any other lease shall at any time become vested in any one person, this Deed of Trust and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Trustee and Beneficiary shall continue to have and enjoy all of the rights and privileges of Trustee and Beneficiary hereunder as to each separate estate.

         Applicable Law. This Deed of Trust shall be governed by, and construed in accordance with, the law of the State of California.

         Provisions as to Covenants and Agreements. All of Trustor's covenants and agreements hereunder shall run with the land and time is of the essence with respect thereto.

         Matters to be in Writing. This Deed of Trust cannot be altered, amended, modified, terminated or discharged except in a writing signed by the party against whom enforcement of such alteration, amendment, modification, termination or discharge is sought. No waiver, release or other forbearance by Trustee or Beneficiary will be effective against Trustee or Beneficiary unless it is in a writing signed by Beneficiary, and then only to the extent expressly stated.

         Construction of Provisions. The following rules of construction shall be applicable for all purposes of this Deed of Trust and all documents or instruments supplemental hereto, unless the context otherwise requires:

         (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Deed of Trust, unless expressly otherwise designated in context.

         (b) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

         (c) The term "knowledge" or "to best of knowledge" when and if used in connection with a representation or warranty made by Trustor means that Trustor and/or the representatives of Trustor have interviewed such persons, representatives, and responsible employees of Trustor, of the constituent general partners of Trustor and of the constituent general partners of such general partners, as may be applicable, as such representatives have determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters set forth herein.

         (d) The terms "Mortgaged Property" and "Premises" shall be construed as if followed by the phrase "or any part thereof."

         (e) The term "Obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

         (f) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.

         (g) The term "person" shall include natural persons, firms, partnerships, corporations and any other public and private legal entities.

         (h) The term "provisions," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

         (i) All Article, Section and Exhibit captions herein are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Deed of Trust.

         (j) The cover page of and all recitals set forth in, and all Exhibits to, this Deed of Trust are hereby incorporated in this Deed of Trust.

         (k) All obligations of Trustor hereunder shall be performed and satisfied by or on behalf of Trustor at Trustor's sole cost and expense.

         (l) The term "Lease" shall mean "tenancy, subtenancy, lease or sublease," the term "lessor" shall mean "landlord, sublandlord, owner, lessor and sublessor" and the terms "lessee" or "tenant" shall mean "tenant, subtenant, lessee and sublessee."

    SECTION 5.10. Successors and Assigns. The provisions hereof shall be binding upon Trustor and the heirs, devises, representatives, successors and assigns of Trustor, including successors in interest of Trustor, in and to all or any part of the Mortgaged Property, and shall inure to the benefit of Trustee, Beneficiary and their respective heirs, successors, substitutes and assigns. All references in this Deed of Trust to Trustor, Trustee or Beneficiary shall be construed as including all of such other persons with respect to the person referred to. Where two or more persons have executed this Deed of Trust, the obligations of such persons shall be joint and several except to the extent the context clearly indicates otherwise.

    SECTION 5.11. Request for Notice. Pursuant to California Government Code
Section 27321.5(b), Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale given pursuant to this Deed of Trust be mailed to Trustor at the address set forth herein above.

    SECTION 5.12. Fixture Filing. Portions of the Mortgaged Property are goods which are or are to become fixtures relating to the Land and/or the Premises, and Trustor covenants and agrees that the filing of this Deed of Trust in the real estate records of the county where the Premises are located shall also operate from the time of filing as a fixture filing in accordance with Section 9313 of the California Uniform Commercial Code.

    SECTION 5.13. Entire Agreement. This Deed of Trust together with the related Transaction Documents contains the entire agreement between Trustor, Beneficiary and Trustee with regard to the rights and obligations of the Trustor, Beneficiary and Trustee in connection with the financing transaction contemplated herein.

                                                PROVISIONS AS TO TRUSTEE

         Trustee's Appointment. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Beneficiary and duly recorded. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of Trustee herein named or any substitute or successor Trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor Trustee, or a substitute Trustee, without other formality than appointment and designation in writing executed and acknowledged by Beneficiary and the recordation of such writing in the office where this Deed of Trust is recorded, and the authority hereby conferred shall extend to the appointment of other successor and substitute Trustees successively until the Obligations are paid in full or until the Mortgaged Property are sold hereunder. Such appointment and designation by Beneficiary shall be full evidence of the right and authority to make the same and of all facts therein recited. If such appointment is executed on behalf of Beneficiary by an officer of Beneficiary, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Trustee or any superior officer of Beneficiary. Upon the making of such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and it shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but, nevertheless, upon the written request of Beneficiary or of the successor or substitute Trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Property of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute, appointed and designated, as herein provided) from time to time acting hereunder. Trustor hereby ratifies and confirms any and all acts which Trustee herein named or its successor or successors, substitute or substitutes, in this Deed of Trust, shall do lawfully by virtue hereof.

                                       I.

                               SPECIAL PROVISIONS

         Defeasance and Release. If the Obligations shall be paid in full then this Deed of Trust shall be reconveyed by the Trustee at the expense of Trustor upon the Trustor's written request. Upon the reconveyance of this Deed of Trust, the Trustee, on the written request and at the expense of the Trustor, will execute and deliver such proper instruments of release and satisfaction as may reasonably be requested to evidence such release, and any such instrument, when duly executed by the Trustee and duly recorded in the places where this Deed of Trust is recorded, shall conclusively evidence the reconveyance of this Deed of Trust.

         Subordination. Provided no Event of Default or event which would constitute an Event of Default but for the passage of time or the giving of notice, or both, Beneficiary agrees to subordinate the lien of this Deed of Trust to any easements created by Trustor under Section 20.1 of the Lease, provided Trustor reimburses Beneficiary for all costs and expenses incurred in connection therewith.

         Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

                        [Signatures begin on next page.]

         IN WITNESS WHEREOF, the undersigned have executed this Deed of Trust the day first set forth above.

                                               "Trustor"

                                               OCTEL COMMUNICATIONS CORPORATION,
                                               a Delaware corporation

                                               By:  ____________________________
                                               Its: ____________________________

                      [All Signatures must be acknowledged]

                                                               Exhibit 10.18

                                   Exhibit "A"

                                LEGAL DESCRIPTION

All that certain Real Property in the City of Milpitas, County of Santa Clara, State of California, being all of Parcel 1 as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 and a portion of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14, described as follows:

Beginning at a point on the Southwesterly right-of-way line of Murphy Ranch Road at the Easterly corner of Parcel 1, as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4;

Thence along said right-of-way line the following four courses:

North 33 degree 17'44" West 87.74 feet to the beginning of a curve to the left;

Along said curve having a radius of 2370.00 feet through a central angle of 7 08'55" an arc distance of 295.70 feet;

North 40 degree 26'39" West 708.15 feet to the beginning of curve to the right;

Along said curve having a radius of 830.00 feet through a central angle of 0 degree 41'54" an arc distance of 10.12 feet;

Thence South 52 degree 22'26" West 678.21 feet to the Southwesterly line of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14;

Thence along said Southwesterly line of said Parcel 1 and the Southwesterly and Southeasterly line of Parcel 1 shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 the following five courses:

South 41 degree 07'49" East 286.15 feet to the beginning of a curve to the left;

Along said curve having a radius of 560.00 feet through a central angle of 33 46'49" an arc distance of 330.16 feet to a point of reverse curvature;

Along a curve to the right having a radius of 500.00 feet through a central angel of 33 degree 50'40" an arc distance of 295.35 feet to a point of compound curvature;

Along a curve to the right having a radius of 1000.00 feet through a central angle of 7 degree 00'59" an arc distance of 122.46 feet and North 66 degree 02'22" East 484.64 feet to the Point of Beginning.

Together with those rights to plant, cultivate, irrigate, harvest and retain crops and to construct, maintain, use, repair, replace and re-new fences, roads, streets, earth fills, sewers, water pipes, gas pipes, electric power lines, telephone lines and telegraph lines as disclosed by the Deed to the

City and County of San Francisco, A Municipal Corporation, recorded March 19, 1951 in Book 2174 at Page 389, Official Records of Santa Clara County, excluding therefrom any portion thereof lying Northeasterly of the Southwesterly line of Magnolia Drive as shown on the hereinabove Parcel Maps.

STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF           )

    On the __ day of ___________, 1995, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________ and ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.


                                   _____________________________
                                   Notary Public

(SEAL)

                                                                   Exhibit 10.18

RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Sumitomo Bank Leasing and Finance, Inc.
c/o Landels, Ripley & Diamond
350 Steuart Street
San Francisco, CA  94105
Attention: Bruce W. Hyman, Esq.

                        MEMORANDUM OF LEASE OF THE LAND

         THIS MEMORANDUM OF LEASE OF THE LAND ("Memorandum of Lease") is executed as of July 6, 1995, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and OCTEL COMMUNICATIONS CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant have executed that certain lease ("Lease") dated as of July 6, 1995, covering a leasehold interest in certain land located on the real property located in the City of Milpitas, Santa Clara County, California as more particularly described in Schedule 1 attached hereto and incorporated herein by this reference ("Land") and the improvements which may come to be located on said Land (the Land and improvements are referred to herein as the "Premises"); and

         WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of Santa Clara County, California:

         NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

         1. Demise. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease.

         2. Expiration Date. The term of the Lease ("Term") shall commence with respect to the Premises on the date hereof and shall expire on July 5, 1996.

         3. Option to Purchase. Tenant has an option to purchase the Premises, as more particularly described in the Lease, at any time during the Term (including any extension thereof).

         4. Restrictions on Encumbrances. Landlord is prohibited from recording against the Premises liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Lease.

         5. Restrictions on Transfers by Landlord. Subject to certain exceptions, Landlord may transfer its interest in the Premises to a third party subject to the restrictions which are set forth with more particularity in the Lease.

         6. Counterparts. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.

                              TENANT:      OCTEL             COMMUNICATIONS
                                           CORPORATION, a Delaware Corporation

                                           By  _________________________________
                                           Name_________________________________
                                           Its _________________________________

                       (Signatures continued on next page)

                              LANDLORD:    SUMITOMO BANK LEASING AND
                                           FINANCE, INC., a Delaware corporation

                                           By  _________________________________
                                           Name_________________________________
                                           Its _________________________________

                       (Signatures continued on next page)

                                                                   Exhibit 10.18

                                   Schedule 1

                                LEGAL DESCRIPTION

All that certain Real Property in the City of Milpitas, County of Santa Clara, State of California, being all of Parcel 1 as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 and a portion of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14, described as follows:

Beginning at a point on the Southwesterly right-of-way line of Murphy Ranch Road at the Easterly corner of Parcel 1, as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4;

Thence along said right-of-way line the following four courses:

North 33(degree)17'44" West 87.74 feet to the beginning of a curve to the left;

Along said curve having a radius of 2370.00 feet through a central angle of 7(degree)08'55" an arc distance of 295.70 feet;

North 40(degree)26'39" West 708.15 feet to the beginning of curve to the right;

Along said curve having a radius of 830.00 feet through a central angel of 0(degree)41'54" an arc distance of 10.12 feet;

Thence South 52(degree)22'26" West 678.21 feet to the Southwesterly line of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14;

Thence along said Southwesterly line of said Parcel 1 and the Southwesterly and Southeasterly line of Parcel 1 shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 the following five courses:

South 41(degree)07'49" East 286.15 feet to the beginning of a curve to the left;

Along said curve having a radius of 560.00 feet through a central angle of 33(degree)46'49" an arc distance of 330.16 feet to a point of reverse curvature;

Along a curve to the right having a radius of 500.00 feet through a central angel of 33(degree)50'40" an arc distance of 295.35 feet to a point of compound curvature;

Along a curve to the right having a radius of 1000.00 feet through a central angle of 7(degree)00'59" an arc distance of 122.46 feet and North
66(degree)02'22" East 484.64 feet to the Point of Beginning.

Together with those rights to plant, cultivate, irrigate, harvest and retain crops and to construct, maintain, use, repair, replace and re-new fences, roads, streets, earth fills, sewers, water pipes, gas pipes, electric power lines, telephone lines and telegraph lines as disclosed by the Deed to the City and County of San Francisco, A Municipal Corporation, recorded March 19, 1951 in Book 2174 at Page 389, Official Records of Santa Clara County, excluding therefrom any portion thereof lying Northeasterly of the Southwesterly line of Magnolia Drive as shown on the hereinabove Parcel Maps.